NOTES PAYABLE	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
NOTES PAYABLE
9. NOTES PAYABLE
In August 2020, the Company received loan proceeds of $1,067 under the PPP. The Legacy Hyperfine PPP loan in the amount of $889 was evidenced by a promissory note dated August 10, 2020 and was fully paid off during the fourth quarter of 2020. The Liminal PPP loan in the amount of $178 is evidenced by a promissory note dated May 1, 2020. The Company used the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintaining its payroll levels. The Company accounted for the loan as debt.
In connection with the closing of the Business Combination as discussed in Note 3.
Business Combination
, the Company repaid the Liminal PPP loan in full in December 2021. The Company recognized an insignificant amount of interest expense in the combined and consolidated statements of operations and comprehensive loss related to the loan.